                                                                     EXHIBIT 4.3

                                THE CORPORATEPLAN
                               FOR RETIREMENT(SM)

                          (PROFIT SHARING/401(K) PLAN)

                            A FIDELITY PROTOTYPE PLAN

                   NON-STANDARDIZED ADOPTION AGREEMENT NO.001
                                  FOR USE WITH
                       FIDELITY BASIC PLAN DOCUMENT NO.02

Plan Number: 48295
The CORPORATEplan for Retirement(SM)"                            Non-Std PS Plan
                                                                      10/09/2003

                               (C)2003 FMR Corp.
                              All rights reserved.

                               ADOPTION AGREEMENT
                                    ARTICLE 1
                   NON-STANDARDIZED PROFIT SHARING/401(K) PLAN

1.01  PLAN INFORMATION

      (a)   NAME OF PLAN:

            This is the Compass Minerals International, Inc. Savings Plan (the "Plan")

      (b)   TYPE OF PLAN:

            (1)   [ ]   401(k) Only

            (2)   [X]   401(k) and Profit Sharing

            (3)   [ ]   Profit Sharing Only

      (c)   ADMINISTRATOR NAME (IF NOT THE EMPLOYER):

            ____________________________________________________________________
            Address:          __________________________________________________
                              __________________________________________________
            Telephone Number: __________________________________________________

            The Administrator is the agent for service of legal process for the Plan.

      (d)   PLAN YEAR END (month/day): 12/31

      (e)   THREE DIGIT PLAN NUMBER: 001

      (f)   LIMITATION YEAR (check one):

            (1)   [ ]   Calendar Year

            (2)   [X]   Plan Year

            (3)   [ ]   Other: __________________________________

      (g)   PLAN STATUS (check appropriate box(es)):

            (1)   [ ]   New Plan Effective Date: ____________________________

            (2)   [X]   Amendment Effective Date: 12/31/2004

                  This is (check one):

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003

                               (C)2003 FMR Corp.
                              All rights reserved.

                  (A)   [X]   an amendment and restatement of a Basic Plan
                              Document No. 02 Adoption Agreement previously executed by the Employer; or

                  (B)   [ ]   a conversion to a Basic Plan Document No. 02
                              Adoption Agreement.

                        The original effective date of the Plan: 10/1/2001

            (3)   [ ]   This is an amendment and restatement of the Plan and the
                        Plan was not amended prior to the effective date specified in Subsection 1.01(g)(2) above to comply with the requirements of the Acts specified in the Snap Off
                        Addendum to the Adoption Agreement. The provisions specified in the Snap Off Addendum are effective as of the dates specified in the Snap Off Addendum, which dates may be prior to the Amendment Effective Date.
                        Please read and complete, if necessary, the Snap Off
                        Addendum to the Adoption Agreement.

            (4)   [ ]   SPECIAL EFFECTIVE DATES - Certain provisions of the Plan
                        shall be effective as of a date other than the date specified above. Please complete the Special Effective
                        Dates Addendum to the Adoption Agreement indicating the affected provisions and their effective dates.

            (5)   [X]   PLAN MERGER EFFECTIVE DATES. Certain plan(s) were merged
                        into the Plan and certain provisions of the Plan are effective with respect to the merged plan(s) as of a date other than the date specified above. Please complete the Special Effective Dates Addendum to the Adoption Agreement indicating the plan(s) that have merged into the Plan and the effective date(s) of such merger(s).

1.02  EMPLOYER

      (a)   EMPLOYER NAME: Compass Minerals International, Inc.

            Address:          8300 College Boulevard
                              Overland Park, KS 66210

            Contact's Name:   Mr. Delos Decelle Jr.

            Telephone Number: (913)344-9240

            (1)   Employer's Tax Identification Number: 36-3972986

            (2)   Employer's fiscal year end: 12/31

            (3)   Date business commenced: 10/1/2001

      (b) THE TERM "EMPLOYER" INCLUDES THE FOLLOWING RELATED EMPLOYER(S) (AS DEFINED IN SUBSECTION 2.01(rr)) (list each participating Related Employer and its Employer Tax Identification Number):

Employer:                                                   Tax ID:

Carey Salt Company                                          13-3563048
Great Salt Lake Minerals Corporation                        87-0274174
North American Salt Company                                 48-1047632
Compass Minerals Group                                      48-1135403

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003

                               (C)2003 FMR Corp.
                              All rights reserved.

1.03  TRUSTEE

      (a)   TRUSTEE NAME: Fidelity Management Trust Company

            Address:      82 Devonshire Street
                          Boston, MA 02109

1.04  COVERAGE

      All EMPLOYEES WHO MEET THE CONDITIONS SPECIFIED BELOW SHALL BE ELIGIBLE TO PARTICIPATE IN THE PLAN:

      (a)   AGE REQUIREMENT (check one):

            (1)   [X]   no age requirement.

            (2)   [ ]   must have attained age: _____________(NOT TO EXCEED 21).

      (b)   ELIGIBILITY SERVICE REQUIREMENT

            (1)   ELIGIBILITY TO PARTICIPATE IN PLAN (check one):

                  (A)   [X]   no Eligibility Service requirement.

                  (B)   [ ]   ______ (NOT TO EXCEED 11) months of Eligibility
                              Service requirement (no minimum number Hours of Service can be required).

                  (C)   [ ]   one year of Eligibility Service requirement (at
                              least 1,000 Hours of Service are required during the Eligibility Computation Period).

                  (D)   [ ]   two years of Eligibility Service requirement (at
                              least 1,000 Hours of Service are required during each Eligibility Computation Period). (DO NOT
                              SELECT IF OPTION 1.01(b)(1), 401(k) ONLY, IS
                              CHECKED, UNLESS A DIFFERENT ELIGIBILITY SERVICE
                              REQUIREMENT APPLIES TO DEFERRAL CONTRIBUTIONS
                              UNDER OPTION 1.04(b)(2).)

                        NOTE: If the Employer selects the two year Eligibility Service requirement, then contributions subject to such Eligibility Service requirement must be 100% vested when made.

            (2)   [ ]   SPECIAL ELIGIBILITY SERVICE REQUIREMENT FOR DEFERRAL
                        CONTRIBUTIONS AND/OR MATCHING EMPLOYER CONTRIBUTIONS:

                  (A) The special Eligibility Service requirement applies to (check the appropriate box(es)):

                        (i)   [ ]   Deferral Contributions.

                        (ii)  [ ]   Matching Employer Contributions.

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003

                               (C)2003 FMR Corp.
                              All rights reserved.

                  (B) The special Eligibility Service requirement is: ______ (Fill in (A), (B), or (C) from Subsection 1.04(b)(1) above).

(C)   ELIGIBLE CLASS OF EMPLOYEES (check one):

      NOTE: The Plan may not cover employees who are residents of Puerto Rico. These employees are automatically excluded from the eligible class, regardless of the Employer's selection under this Subsection 1.04(c).

      (1)   [ ]   includes all Employees of the Employer.

      (2)   [X]   includes all Employees of the Employer except for (check the appropriate box(es)):

            (A)   [ ]   employees covered by a collective bargaining agreement.

            (B)   [ ]   Highly Compensated Employees as defined in Code Section
                        414(q).

            (C)   [X]   Leased Employees as defined in Subsection 2.01(cc).

            (D)   [ ]   nonresident aliens who do not receive any earned income
                        from the Employer which constitutes United States source income.

            (E)   [ ]   other:
                        __________________________________________

                        __________________________________________

                  NOTE: The Employer should exercise caution when excluding employees from participation in the Plan. Exclusion of employees may adversely affect the Plan's satisfaction of the minimum coverage requirements, as provided in Code Section 410(b).

      (d)   THE ENTRY DATES SHALL BE (check one):

            (1)   [X]   immediate upon meeting the eligibility requirements
                        specified in Subsections 1.04(a), (b), and (c).

            (2)   [ ]   the first day of each Plan Year and the first day of the
                        seventh month of each Plan Year.

            (3)   [ ]   the first day of each Plan Year and the first day of the
                        fourth, seventh, and tenth months of each Plan Year.

            (4)   [ ]   the first day of each month.

            (5)   [ ]   the first day of each Plan Year. (DO NOT SELECT IF THERE
                        IS AN ELIGIBILITY SERVICE REQUIREMENT OF MORE THAN SIX
                        MONTHS IN SUBSECTION 1.04(b) OR IF THERE IS AN AGE
                        REQUIREMENT OF MORE THAN 20 1/2 IN SUBSECTION 1.04(a).)

      (e) [ ] SPECIAL ENTRY DATE(S) - In addition to the Entry Dates specified in Subsection 1.04(d) above, the following special Entry Date(s) apply for Deferral and/or Matching Employer Contributions. (SPECIAL ENTRY DATES MAY ONLY BE SELECTED IF OPTION 1.04(b)(2), SPECIAL ELIGIBILITY SERVICE REQUIREMENT, IS CHECKED. THE SAME

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003

                               (C)2003 FMR Corp.
                              All rights reserved.

                  ENTRY DATES MUST BE SELECTED FOR CONTRIBUTIONS THAT ARE SUBJECT TO THE SAME ELIGIBILITY SERVICE REQUIREMENTS.)

            (1) The special Entry Date(s) shall apply to (check the appropriate box(es)):

                  (A)   [ ]   Deferral Contributions.

                  (B)   [ ]   Matching Employer Contributions.

            (2)   The special Entry Date(s) shall be: _______(Fill in (1), (2),
                  (3), (4), or (5) from Subsection 1.04(d) above).

      (f) DATE OF INITIAL PARTICIPATION - An Employee shall become a Participant unless excluded by Subsection 1.04(c) above on the Entry Date immediately following the date the Employee completes the service and age requirement(s) in Subsections 1.04(a) and (b), if any, except (check one):

            (1)   [X]   no exceptions.

            (2)   [ ]   Employees employed on the Effective Date in Subsection
                        1.01(g)(l) or (2) shall become Participants on that date.

            (3)   [ ]   Employees who meet the age and service requirement(s) of
                        Subsections 1.04(a) and (b) on the Effective Date in
                        Subsection 1.01(g)(1) or (2) shall become Participants on that date.

1.05  COMPENSATION

      COMPENSATION FOR PURPOSES OF DETERMINING CONTRIBUTIONS SHALL BE AS DEFINED IN SECTION 5.02, MODIFIED AS PROVIDED BELOW.

      (a) COMPENSATION EXCLUSIONS: Compensation shall exclude the item(s) listed below for purposes of determining Deferral Contributions, Employee Contributions, if any, and Qualified Nonelective Employer Contributions, or, if Subsection 1.01(b)(3), Profit Sharing Only, is selected, Nonelective Employer Contributions. Unless otherwise indicated in Subsection 1.05(b), these exclusions shall also apply in determining all other Employer-provided contributions. (Check the appropriate box(es); Options (2), (3), (4), (5), and (6) may not be elected with respect to Deferral Contributions if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, is checked):

            (1)   [ ]   No exclusions.

            (2)   [ ]   Overtime Pay.

            (3)   [ ]   Bonuses.

            (4)   [ ]   Commissions.

            (5)   [ ]   The value of a qualified or a non-qualified stock option
                        granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income.

            (6)   [X]   Severance Pay.

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003

                               (C)2003 FMR Corp.
                              All rights reserved.

      (b) SPECIAL COMPENSATION EXCLUSIONS FOR DETERMINING EMPLOYER-PROVIDED CONTRIBUTIONS IN ARTICLE 5 (either (1) or (2) may be selected, but not both):

            (1)   [ ]    Compensation for purposes of determining Matching,
                         Qualified Matching, and Nonelective Employer
                         Contributions shall exclude: ___________________ (Fill in number(s) for item(s) from Subsection 1.05(a) above that apply.)

            (2)   [ ]    Compensation for purposes of determining Nonelective
                         Employer Contributions only shall exclude:
                         ________________ (Fill in number(s) for item(s) from Subsection 1.05(a) above that apply.)

                  NOTE: If the Employer selects Option (2), (3), (4), (5), or
                  (6) with respect to Nonelective Employer Contributions, Compensation must be tested to show that it meets the requirements of Code Section 414(s) or 401(a)(4). These exclusions shall not apply for purposes of the "Top Heavy" requirements in Section 15.03, for allocating safe harbor Matching Employer Contributions if Subsection 1.10(a)(3) is selected, for allocating safe harbor Nonelective Employer Contributions if Subsection 1.11(a)(3) is selected, or for allocating non-safe harbor Nonelective Employer Contributions if the Integrated Formula is elected in Subsection 1.11(b)(2).

      (c) COMPENSATION FOR THE FIRST YEAR OF PARTICIPATION - Contributions for the Plan Year in which an Employee first becomes a Participant shall be determined based on the Employee's Compensation (check one):

            (1)   [ ]    for the entire Plan Year.

            (2)   [X]    for the portion of the Plan Year in which the Employee
                         is eligible to participate in the Plan.

                  NOTE: If the initial Plan Year of a new Plan consists of fewer than 12 months from the Effective Date in Subsection 1.01(g)(1) through the end of the initial Plan Year, Compensation for purposes of determining the amount of contributions, other than non-safe harbor Nonelective Employer Contributions, under the Plan shall be the period from such Effective Date through the end of the initial year. However, for purposes of determining the amount of non-safe harbor Nonelective Employer Contributions and for other Plan purposes, where appropriate, the full 12-consecutive-month period ending on the last day of the initial Plan Year shall be used.

1.06  TESTING RULES

      (a) ADP/ACP PRESENT TESTING METHOD - The testing method for purposes of applying the "ADP" and "ACP" tests described in Sections 6.03 and
            6.06 of the Plan shall be the (check one):

            (1)   [X]    CURRENT YEAR TESTING METHOD - The "ADP" or "ACP" of
                         Highly Compensated Employees for the Plan Year shall be compared to the "ADP" or "ACP" of Non-Highly
                         Compensated Employees for the same Plan Year. (MUST
                         CHOOSE IF OPTION 1.10(a)(3), SAFE HARBOR MATCHING
                         EMPLOYER CONTRIBUTIONS, OR OPTION 1.11(a)(3), SAFE
                         HARBOR FORMULA, WITH RESPECT TO NONELECTIVE EMPLOYER
                         CONTRIBUTIONS IS CHECKED.)

            (2)   [ ]    PRIOR YEAR TESTING METHOD - The "ADP" or "ACP" of
                         Highly Compensated Employees for the Plan Year shall be compared to the "ADP" or "ACP" of Non-Highly
                         Compensated Employees for the immediately preceding
                         Plan Year. (DO NOT CHOOSE IF OPTION 1.10(a)(3), SAFE
                         HARBOR MATCHING EMPLOYER CONTRIBUTIONS, OR OPTION
                         1.11(a)(3), SAFE HARBOR FORMULA, WITH RESPECT TO
                         NONELECTIVE EMPLOYER CONTRIBUTIONS IS CHECKED.)

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003
                               (C) 2003 FMR Corp.
                              All rights reserved.

            (3)   [ ]    Not applicable. (ONLY IF OPTION 1.01(b)(3), PROFIT
                         SHARING ONLY, IS CHECKED OR OPTION 1.04(c)(2)(B),
                         EXCLUDING ALL HIGHLY COMPENSATED EMPLOYEES FROM THE
                         ELIGIBLE CLASS OF EMPLOYEES, IS CHECKED.)

            NOTE: Restrictions apply on elections to change testing methods that are made after the end of the GUST remedial amendment period.

      (b) FIRST YEAR TESTING METHOD - If the first Plan Year that the Plan, other than a successor plan, permits Deferral Contributions or provides for either Employee or Matching Employer Contributions, occurs on or after the Effective Date specified in Subsection 1.01(g), the "ADP" and/or "ACP" test for such first Plan Year shall be applied using the actual "ADP" and/or "ACP" of Non-Highly Compensated Employees for such first Plan Year, unless otherwise provided below.

            (1)   [ ]    The "ADP" and/or "ACP" test for the first Plan Year
                         that the Plan permits Deferral Contributions or provides for either Employee or Matching Employer
                         Contributions shall be applied assuming a 3% "ADP" and/or "ACP" for Non-Highly Compensated Employees. (DO
                         NOT CHOOSE UNLESS PLAN USES PRIOR YEAR TESTING METHOD
                         DESCRIBED IN SUBSECTION 1.06(a)(2).)

      (c) HCE DETERMINATIONS: LOOK BACK YEAR - The look back year for purposes of determining which Employees are Highly Compensated Employees shall be the 12-consecutive-month period preceding the Plan Year, unless otherwise provided below.

            (1)   [ ]    CALENDAR YEAR DETERMINATION - The look back year shall
                         be the calendar year beginning within the preceding
                         Plan Year. (DO NOT CHOOSE IF THE PLAN YEAR IS THE
                         CALENDAR YEAR.)

      (d) HCE DETERMINATIONS: TOP PAID GROUP ELECTION - All Employees with Compensation exceeding $80,000 (as indexed) shall be considered Highly Compensated Employees, unless Top Paid Group Election below is checked.

            (1)   [ ]    TOP PAID GROUP ELECTION - Employees with Compensation
                         exceeding $80,000 (as indexed) shall be considered
                         Highly Compensated Employees only if they are in the top paid group (the top 20% of Employees ranked by Compensation).

            NOTE: Effective for determination years beginning on or after January 1, 1998, if the Employer elects Option 1.06(c)(1) and/or 1.06(d)(1), such election(s) must apply consistently to all retirement plans of the Employer for determination years that begin with or within the same calendar year (except that Option 1.06(c)(1), Calendar Year Determination, shall not apply to calendar year plans).

1.07  DEFERRAL CONTRIBUTIONS

      (a)   [X]   DEFERRAL CONTRIBUTIONS - Participants may elect to have a
                  portion of their Compensation contributed to the Plan on a before-tax basis pursuant to Code Section 401 (k).

            (1) REGULAR CONTRIBUTIONS - The Employer shall make a Deferral Contribution in accordance with Section 5.03 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the payroll period in question, not to exceed 60% of Compensation for that period.

                  NOTE: For Limitation Years beginning prior to 2002, the percentage elected above must be less than 25% in order to satisfy the limitation on annual additions under Code Section 415 if other types of contributions are provided under the Plan.

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003
                               (C) 2003 FMR Corp.
                              All rights reserved.

      (A)   [ ]   Instead of specifying a percentage of Compensation, a
                  Participant's salary reduction agreement may specify a dollar amount to be contributed each payroll period, provided such dollar amount does not exceed the maximum percentage of Compensation specified in Subsection 1.07(a)(1) above.

      (B) A Participant may increase or decrease, on a prospective basis, his salary reduction agreement percentage (check one):

            (i)   [ ]    as of the beginning of each payroll period.

            (ii)  [ ]    as of the first day of each month.

            (iii) [ ]    as of the next Entry Date. (DO NOT SELECT IF IMMEDIATE
                         ENTRY IS ELECTED WITH RESPECT TO DEFERRAL CONTRIBUTIONS
                         IN SUBSECTION 1.04(d) OR 1.04(e).)

            (iv)  [X]    other. (Specify, but must be at least once per Plan
                         Year)

                         any time

            NOTE: Notwithstanding the Employer's election hereunder, if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked, the Plan provides that an Active Participant may change his salary reduction agreement percentage for the Plan Year within a reasonable period (not fewer than 30 days) of receiving the notice described in Section 6.10.

      (C) A Participant may revoke, on a prospective basis, a salary reduction agreement at any time upon proper notice to the Administrator but in such case may not file a new salary reduction agreement until (check one):

            (i)   [ ]    the first day of the next Plan Year.

            (ii)  [ ]    any subsequent Entry Date. (DO NOT SELECT IF IMMEDIATE
                         ENTRY IS ELECTED WITH RESPECT TO DEFERRAL CONTRIBUTIONS
                         IN SUBSECTION 1.04(d) OR 1.04(e).)

            (iii) [X]    other. (Specify, but must be at least once per Plan
                         Year)

                         any time

(2)   [ ]   ADDITIONAL DEFERRAL CONTRIBUTIONS - The Employer may allow
            Participants upon proper notice and approval to enter into a special salary reduction agreement to make additional Deferral Contributions in an amount up to 100% of their Compensation for the payroll period(s) designated by the Employer.

(3)   [X]   BONUS CONTRIBUTIONS - The Employer may allow Participants upon proper notice and approval to enter into a special salary reduction agreement to make Deferral Contributions in an amount up to 100% of any Employer paid cash bonuses designated by the Employer on a uniform and non-discriminatory basis that are made for such Participants during the Plan Year. The Compensation definition elected by the Employer in Subsection 1.05(a) must include bonuses if bonus contributions are permitted.

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003
                               (C) 2003 FMR Corp.
                              All rights reserved.

            NOTE: A Participant's contributions under Subsection 1.07(a)(2) and/or (3) may not cause the Participant to exceed the percentage limit specified by the Employer in Subsection 1.07(a)(1) for the full Plan Year. If the Administrator anticipates that the Plan will not satisfy the "ADP" and/or "ACP" test for the year, the Administrator may reduce the rate of Deferral Contributions of Participants who are Highly Compensated Employees to an amount objectively determined by the Administrator to be necessary to satisfy the "ADP" and/or "ACP" test.

1.08  EMPLOYEE CONTRIBUTIONS (AFTER-TAX CONTRIBUTIONS)

      (a)   [X]   EMPLOYEE CONTRIBUTIONS - Either (1) Participants will be
                  permitted to contribute amounts to the Plan on an after-tax basis or (2) the Employer maintains frozen Employee
                  Contributions Accounts (check one):

            (1)   [X]    FUTURE EMPLOYEE CONTRIBUTIONS - Participants may make
                         voluntary, non-deductible, after-tax Employee
                         Contributions pursuant to Section 5.04 of the Plan.
                         (ONLY IF OPTION 1.07(a), DEFERRAL CONTRIBUTIONS, IS
                         CHECKED.)

            (2)   [ ]    FROZEN EMPLOYEE CONTRIBUTIONS - Participants may not
                         currently make after-tax Employee Contributions to the Plan, but the Employer does maintain frozen Employee
                         Contributions Accounts.

1.09  QUALIFIED NONELECTIVE CONTRIBUTIONS

      (a) QUALIFIED NONELECTIVE EMPLOYER CONTRIBUTIONS - If Option 1.07(a), Deferral Contributions, is checked, the Employer may contribute an amount which it designates as a Qualified Nonelective Employer Contribution to be included in the "ADP" or "ACP" test. Unless otherwise provided below, Qualified Nonelective Employer Contributions shall be allocated to Participants who were eligible to participate in the Plan at any time during the Plan Year and are Non-Highly Compensated Employees either (A) in the ratio which each Participant's "testing compensation", as defined in Subsection 6.01(t), for the Plan Year bears to the total of all Participants' "testing compensation" for the Plan Year or (B) as a flat dollar amount.

            (1)   [ ]    Qualified Nonelective Employer Contributions shall be
                         allocated to Participants as a percentage of the lowest paid Participant's "testing compensation", as defined in Subsection 6.01(t), for the Plan Year up to the lower of (A) the maximum amount contributable under the Plan or (B) the amount necessary to satisfy the "ADP" or "ACP" test. If any Qualified Nonelective Employer
                         Contribution remains, allocation shall continue in the same manner to the next lowest paid Participants until the Qualified Nonelective Employer Contribution is exhausted.

1.10 MATCHING EMPLOYER CONTRIBUTIONS (ONLY IF OPTION 1.07(a), DEFERRAL CONTRIBUTIONS, IS CHECKED)

      (a)   [X]   BASIC MATCHING EMPLOYER CONTRIBUTIONS (check one):

            (1)   [ ]    NON-DISCRETIONARY MATCHING EMPLOYER CONTRIBUTIONS - The
                         Employer shall make a basic Matching Employer
                         Contribution on behalf of each Participant in an amount equal to the following percentage of a Participant's
                         Deferral Contributions during the Contribution Period
                         (check (A) or (B) and, if applicable, (C)):

                  NOTE: Effective for Plan Years beginning on or after January 1, 1999, if the Employer elected Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions and meets the

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003
                               (C) 2003 FMR Corp.
                              All rights reserved.

      requirements for deemed satisfaction of the "ADP" test in Section 6.10 for a Plan Year, the Plan will also be deemed to satisfy the "ACP" test for such Plan Year with respect to Matching Employer Contributions if Matching Employer Contributions hereunder meet the requirements in Section 6.11.

      (A)   [ ]   Single Percentage Match: _________%

      (B)   [ ]   Tiered Match:

            _______________% of the first_____% of the Active Participant's Compensation contributed to the Plan,

            _______________% of the next______% of the Active Participant's Compensation contributed to the Plan,

            _______________% of the next______% of the Active Participant's Compensation contributed to the Plan.

            NOTE: The percentages specified above for basic Matching Employer Contributions may not increase as the percentage of Compensation contributed increases.

      (C)   [ ]   Limit on Non-Discretionary Matching Employer Contributions
                  (check the appropriate box(es)):

            (i)   [ ]    Deferral Contributions in excess of_____ % of the
                         Participant's Compensation for the period in question shall not be considered for non-discretionary Matching
                         Employer Contributions.

                  NOTE: If the Employer elected a percentage limit in (i) above and requested the Trustee to account separately for matched and unmatched Deferral Contributions made to the Plan, the non-discretionary Matching Employer Contributions allocated to each Participant must be computed, and the percentage limit applied, based upon each payroll period.

            (ii)  [ ]    Matching Employer Contributions for each Participant
                         for each Plan Year shall be limited to $_____.

(2)   [ ]   DISCRETIONARY MATCHING EMPLOYER CONTRIBUTIONS - The Employer may
            make a basic Matching Employer Contribution on behalf of each Participant in an amount equal to the percentage declared for the Contribution Period, if any, by a Board of Directors' Resolution (or by a Letter of Intent for a sole proprietor or partnership) of the Deferral Contributions made by each Participant during the Contribution Period. The Board of Directors' Resolution (or Letter of Intent, if applicable) may limit the Deferral Contributions matched to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount.

      (A)   [ ]   4% Limitation on Discretionary Matching Employer Contributions
                  for Deemed Satisfaction of "ACP" Test - In no event may the dollar amount of the discretionary Matching Employer
                  Contribution made on a Participant's behalf for the Plan Year exceed 4% of the Participant's Compensation for the Plan Year.
                  (ONLY IF OPTION 1.11(a)(3), SAFE HARBOR FORMULA, WITH RESPECT
                  TO NONELECTIVE EMPLOYER CONTRIBUTIONS IS CHECKED.)

(3)   [X]   SAFE HARBOR MATCHING EMPLOYER CONTRIBUTIONS - Effective only for
            Plan Years beginning on or after January 1, 1999, if the Employer elects one of the safe harbor formula Options provided in

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003
                               (C) 2003 FMR Corp.
                              All rights reserved.

                  the Safe Harbor Matching Employer Contribution Addendum to the Adoption Agreement and provides written notice each Plan Year to all Active Participants of their rights and obligations under the Plan, the Plan shall be deemed to satisfy the "ADP" test and, under certain circumstances, the "ACP" test.

(b)   [ ]   ADDITIONAL MATCHING EMPLOYER CONTRIBUTIONS - The Employer may at
            Plan Year end make an additional Matching Employer Contribution equal to a percentage declared by the Employer, through a Board of Directors' Resolution (or by a Letter of Intent for a sole proprietor or partnership), of the Deferral Contributions made by each Participant during the Plan Year. (ONLY IF OPTION 1.10(a)(1) OR
            (3) IS CHECKED.) The Board of Directors' Resolution (or Letter of
            Intent, if applicable) may limit the Deferral Contributions matched to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount.

      (1)   [ ]   4% LIMITATION ON ADDITIONAL MATCHING EMPLOYER CONTRIBUTIONS
                  FOR DEEMED SATISFACTION OF "ACP" TEST - In no event may the dollar amount of the additional Matching Employer Contribution made on a Participant's behalf for the Plan Year exceed 4% of the Participant's Compensation for the Plan Year. (ONLY IF
                  OPTION 1.10(a)(3), SAFE HARBOR MATCHING EMPLOYER
                  CONTRIBUTIONS, OR OPTION 1.11(a)(3), SAFE HARBOR FORMULA, WITH
                  RESPECT TO NONELECTIVE EMPLOYER CONTRIBUTIONS IS CHECKED.)

      NOTE: If the Employer elected Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, above and wants to be deemed to have satisfied the "ADP" test for Plan Years beginning on or after January 1, 1999, the additional Matching Employer Contribution must meet the requirements of
      Section 6.10. In addition to the foregoing requirements, if the Employer elected either Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions, and wants to be deemed to have satisfied the "ACP" test with respect to Matching Employer Contributions for the Plan Year, the Deferral Contributions matched may not exceed the limitations in Section 6.11.

(c) CONTRIBUTION PERIOD FOR MATCHING EMPLOYER CONTRIBUTIONS - The Contribution Period for purposes of calculating the amount of basic Matching Employer Contributions described in Subsection 1.10(a) is:

      (1)   [ ]   each calendar month.

      (2)   [ ]   each Plan Year quarter.

      (3)   [X]   each Plan Year.

      (4)   [ ]   each payroll period.

      The Contribution Period for additional Matching Employer Contributions described in Subsection 1.10(b) is the Plan Year.

(d) CONTINUING ELIGIBILITY REQUIREMENT(S) - A Participant who makes Deferral Contributions during a Contribution Period shall only be entitled to receive Matching Employer Contributions under Section 1.10 for that Contribution Period if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options (3) and (4) may not be elected together; Option (5) may not be elected with Option (2), (3), or (4); Options (2), (3), (4), (5), and (7) may not be elected with respect to basic Matching Employer Contributions if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, is checked):

      (1)   [X] No requirements.

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003
                               (C) 2003 FMR Corp.
                              All rights reserved.

      (2)   [ ]   Is employed by the Employer or a Related Employer on the last day of the Contribution Period.

      (3)   [ ]   Earns at least 501 Hours of Service during the Plan Year.
                  (ONLY IF THE CONTRIBUTION PERIOD IS THE PLAN YEAR.)

      (4)   [ ]   Earns at least 1,000 Hours of Service during the Plan Year.
                  (ONLY IF THE CONTRIBUTION PERIOD IS THE PLAN YEAR.)

      (5)   [ ]   Either earns at least 501 Hours of Service during the Plan
                  Year or is employed by the Employer or a Related Employer on the last day of the Plan Year. (ONLY IF THE CONTRIBUTION
                  PERIOD IS THE PLAN YEAR.)

      (6)   [ ]   Is not a Highly Compensated Employee for the Plan Year.

      (7)   [ ]   Is not a partner or a member of the Employer, if the Employer is a partnership or an entity taxed as a partnership.

      (8)   [ ]   Special continuing eligibility requirement(s) for additional
                  Matching Employer Contributions. (ONLY IF OPTION 1.10(b),
                  ADDITIONAL MATCHING EMPLOYER CONTRIBUTIONS, IS CHECKED.)

            (A) The continuing eligibility requirement(s) for additional Matching Employer Contributions is/are: ___________________ (Fill in number of applicable eligibility requirement(s) from above.)

      NOTE: If Option (2), (3), (4), or (5) above is selected, then Matching Employer Contributions can only be FUNDED by the Employer AFTER the Contribution Period or Plan Year ends. Matching Employer Contributions funded during the Contribution Period or Plan Year shall not be subject to the eligibility requirements of Option (2), (3), (4), or (5). If Option
      (2), (3), (4), or (5) is adopted during a Contribution Period or Plan Year, as applicable, such Option shall not become effective until the first day of the next Contribution Period or Plan Year.

(e)   [ ]   QUALIFIED MATCHING EMPLOYER CONTRIBUTIONS - Prior to making any
            Matching Employer Contribution hereunder (other than a safe harbor
            Matching Employer Contribution), the Employer may designate all or a portion of such Matching Employer Contribution as a Qualified
            Matching Employer Contribution that may be used to satisfy the "ADP" test on Deferral Contributions and excluded in applying the "ACP" test on Employee and Matching Employer Contributions. Unless the additional eligibility requirement is selected below, Qualified
            Matching Employer Contributions shall be allocated to all Participants who meet the continuing eligibility requirement(s) described in Subsection 1.10(d) above for the type of Matching
            Employer Contribution being characterized as a Qualified Matching
            Employer Contribution.

      (1)   [ ]   To receive an allocation of Qualified Matching Employer
                  Contributions a Participant must also be a Non-Highly
                  Compensated Employee for the Plan Year.

      NOTE: Qualified Matching Employer Contributions may not be excluded in applying the "ACP" test for a Plan Year if the Employer elected Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions, and the "ADP" test is deemed satisfied under Section 6.10 for such Plan Year.

1.11  NONELECTIVE EMPLOYER CONTRIBUTIONS

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003
                               (C) 2003 FMR Corp.
                              All rights reserved.

NOTE: An Employer may elect both a fixed formula and a discretionary formula. If both are selected, the discretionary formula shall be treated as an additional Nonelective Employer Contribution and allocated separately in accordance with the allocation formula selected by the Employer.

(A)   [ ]   FIXED FORMULA (An Employer may elect both the Safe Harbor Formula and one of the other fixed formulas. Otherwise, the Employer may only select one of the following.)

      (1)   [ ]   FIXED PERCENTAGE EMPLOYER CONTRIBUTION - For each Plan Year, the Employer shall contribute for each eligible Active
                  Participant an amount equal to ________ % (NOT TO EXCEED 15%
                  FOR PLAN YEARS BEGINNING PRIOR TO 2002 AND 25% FOR PLAN YEARS
                  BEGINNING ON OR AFTER JANUARY 1, 2002) of such Active
                  Participant's Compensation.

      (2)   [ ]   FIXED FLAT DOLLAR EMPLOYER CONTRIBUTION - The Employer shall contribute for each eligible Active Participant an amount equal to $_____.

            The contribution amount is based on an Active Participant's service for the following period:

            (A)   [ ]   Each paid hour.

            (B)   [ ]   Each payroll period.

            (C)   [ ]   Each Plan Year.

            (D)   [ ]   Other: __________________

      (3)   [ ]   SAFE HARBOR FORMULA - Effective only with respect to Plan
                  Years that begin on or after January 1, 1999, the Nonelective
                  Employer Contribution specified in the Safe Harbor Nonelective
                  Employer Contribution Addendum is intended to satisfy the safe harbor contribution requirements under the Code such that the "ADP" test (and, under certain circumstances, the "ACP" test) is deemed satisfied. Please complete the Safe Harbor
                  Nonelective Employer Contribution Addendum to the Adoption
                  Agreement. (CHOOSE ONLY IF OPTION 1.07(a), DEFERRAL
                  CONTRIBUTIONS, IS CHECKED.)

(B)   [X]   DISCRETIONARY FORMULA - The Employer may decide each Plan Year whether to make a discretionary Nonelective Employer Contribution on behalf of eligible Active Participants in accordance with Section
            5.10. Such contributions shall be allocated to eligible Active
            Participants based upon the following (check (1)or(2)):

      (1)   [ ]   NON-INTEGRATED ALLOCATION FORMULA - In the ratio that each eligible Active Participant's Compensation bears to the total
                  Compensation paid to all eligible Active Participants for the Plan Year.

      (2)   [X]   INTEGRATED ALLOCATION FORMULA - As (A) a percentage of each eligible Active Participant's Compensation plus (B) a percentage of each eligible Active Participant's Compensation in excess of the "integration level" as defined below. The percentage of Compensation in excess of the "integration level" shall be equal to the lesser of the percentage of the Active Participant's Compensation allocated under (A) above or the "permitted disparity limit" as defined below.

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003
                               (C) 2003 FMR Corp.
                              All rights reserved.

            NOTE: An Employer that has elected the Safe Harbor formula in Subsection 1.11(a)(3) above may not take Nonelective Employer Contributions made to satisfy the safe harbor into account in applying the integrated allocation formula described above.

            "Integration level" means the Social Security taxable wage base for the Plan Year, unless the Employer elects a lesser amount in (A) or
            (B) below.

            (A) 100% (NOT TO EXCEED 100%) of the Social Security taxable wage base for the Plan Year, or

            (B)   $____ (NOT TO EXCEED THE SOCIAL SECURITY TAXABLE WAGE BASE).

            "Permitted disparity limit" means the percentage provided by the following table:

THE "INTEGRATION LEVEL" IS                      THE "PERMITTED
____% OF THE TAXABLE WAGE                         DISPARITY
           BASE                                   LIMIT" IS
           ----                                   ---------
        20% OR LESS                                 5.7%

MORE THAN 20%, BUT NOT MORE THAN                    4.3%
              80%

MORE THAN 80%, BUT LESS THAN                        5.4%
          100%

          100%                                      5.7%

            NOTE: An Employer who maintains any other plan that provides for Social Security Integration (permitted disparity) may not elect Option 1.11 (b)(2).

(c) CONTINUING ELIGIBILITY REQUIREMENT)S) - A Participant shall only be entitled to receive Nonelective Employer Contributions for a Plan Year under this Section 1.11 if the Participant satisfies the following requirement(s) (Check the appropriate box(es) - Options (3) and (4) may not be elected together; Option (5) may not be elected with Option (2),
      (3), or (4); Options (2), (3), (4), (5), and (7) may not be elected with respect to Nonelective Employer Contributions under the fixed formula if Option 1.11(a)(3), Safe Harbor Formula, is checked):

      (1)   [ ]   No requirements.

      (2)   [X]   Is employed by the Employer or a Related Employer on the last day of the Plan Year.

      (3)   [ ]   Earns at least 501 Hours of Service during the Plan Year.

      (4)   [ ]   Earns at least 1,000 Hours of Service during the Plan Year.

      (5)   [ ]   Either earns at least 501 Hours of Service during the Plan
                  Year or is employed by the Employer or a Related Employer on the last day of the Plan Year.

      (6)   [ ]   Is not a Highly Compensated Employee for the Plan Year.

      (7)   [ ]   Is not a partner or a member of the Employer, if the Employer is a partnership or an entity taxed as a partnership.

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003
                               (C) 2003 FMR Corp.
                              All rights reserved.

      (8)   [ ]   Special continuing eligibility requirement(s) for
                  discretionary Nonelective Employer Contributions. (ONLY IF
                  BOTH OPTIONS 1.11(a) AND (b) ARE CHECKED.)

            (A) The continuing eligibility requirement(s) for discretionary Nonelective Employer Contributions is/are: _____ (Fill in number of applicable eligibility requirement(s) from above.)

      NOTE: If Option (2), (3), (4), or (5) above is selected then Nonelective Employer Contributions can only be FUNDED by the Employer AFTER the Plan Year ends. Nonelective Employer Contributions funded during the Plan Year shall not be subject to the eligibility requirements of Option (2), (3),
      (4), or (5). If Option (2), (3), (4), or (5) is adopted during a Plan Year, such Option shall not become effective until the first day of the next Plan Year.

1.12  EXCEPTIONS TO CONTINUING ELIGIBILITY REQUIREMENTS

      [X] DEATH, DISABILITY, AND RETIREMENT EXCEPTION TO ELIGIBILITY REQUIREMENTS - Active Participants who do not meet any last day or Hours of Service requirement under Subsection 1.10(d) or 1.11(c) because they become disabled, as defined in Section 1.14, retire, as provided in Subsection 1.13(a), (b), or (c), or die shall nevertheless receive an allocation of Nonelective Employer and/or Matching Employer Contributions. No Compensation shall be imputed to Active Participants who become disabled for the period following their disability.

1.13  RETIREMENT

      (a)   THE NORMAL RETIREMENT AGE UNDER THE PLAN IS (check one):

            (1)   [X]   age 65.

            (2)   [ ]   age_____ (specify between 55 and 64).

            (3)   [ ]   later of age_______________________(NOT TO EXCEED 65) or
                        the fifth anniversary of the Participant's Employment
                        Commencement Date.

      (b)   [ ]   THE EARLY RETIREMENT AGE IS THE FIRST DAY OF THE MONTH AFTER
                  THE PARTICIPANT ATTAINS AGE_____ (SPECIFY 55 OR GREATER) AND
                  COMPLETES_______YEARS OF VESTING SERVICE.

            NOTE: If this Option is elected, Participants who are employed by the Employer or a Related Employer on the date they reach Early Retirement Age shall be 100% vested in their Accounts under the Plan.

      (c)   [X]   A PARTICIPANT WHO BECOMES DISABLED, AS DEFINED IN SECTION
                  1.14, IS ELIGIBLE FOR DISABILITY RETIREMENT.

            NOTE: If this Option is elected, Participants who are employed by the Employer or a Related Employer on the date they become disabled shall be 100% vested in their Accounts under the Plan.

1.14  DEFINITION OF DISABLED

      A PARTICIPANT IS DISABLED IF HE/SHE (check the appropriate box(es)):

      (a)   [X]   satisfies the requirements for benefits under the Employer's long-term disability plan.

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003
                               (C) 2003 FMR Corp.
                              All rights reserved.

      (b)   [ ]   satisfies the requirements for Social Security disability
                  benefits.

      (c)   [X]   is determined to be disabled by a physician approved by the
                  Employer.

1.15  VESTING

      A PARTICIPANT'S VESTED INTEREST IN MATCHING EMPLOYER CONTRIBUTIONS AND/OR NONELECTIVE EMPLOYER CONTRIBUTIONS, OTHER THAN SAFE HARBOR MATCHING EMPLOYER AND/OR NONELECTIVE EMPLOYER CONTRIBUTIONS ELECTED IN SUBSECTION 1.10(a)(3) OR 1.11(a)(3), SHALL BE BASED UPON HIS YEARS OF VESTING SERVICE AND THE SCHEDULE(s) SELECTED BELOW, EXCEPT AS PROVIDED IN SUBSECTION 1.21(d) OR IN THE VESTING SCHEDULE ADDENDUM TO THE ADOPTION AGREEMENT.

      (a)   [ ]   YEARS OF VESTING SERVICE SHALL EXCLUDE:

            (1)   [ ]   for new plans, service prior to the Effective Date as
                        defined in Subsection 1.01 (g)(l).

            (2)   [ ]   for existing plans converting from another plan
                        document,service prior to the original Effective Date as defined in Subsection 1.01(g)(2).

      (b)   VESTING SCHEDULE(S)

            Note: The vesting schedule selected below applies only to Nonelective Employer Contributions and Matching Employer Contributions other than safe harbor contributions under Option 1.11(a)(3) or Option 1.10(a)(3). Safe harbor contributions under Options 1.11(a)(3) and 1.10(a)(3) are always 100% vested immediately.

(1) NONELECTIVE EMPLOYER CONTRIBUTIONS        (2) MATCHING EMPLOYER CONTRIBUTIONS
     (check one):                                   (check one):

     (A) [ ] N/A - No Nonelective                  (A) [ ] N/A - No Matching
              Employer Contributions                        Employer Contributions

     (B) [ ] 100% Vesting immediately              (B) [X] 100%Vesting immediately

     (C) [ ] 3 year cliff (see C below)            (C) [ ] 3 year cliff (see C below)

     (D) [X] 5 year cliff (see D below)            (D) [ ] 5 year cliff (see D below)

     (E) [ ] 6 year graduated (see E below)        (E) [ ] 6 year graduated (see E below)

     (F) [ ] 7 year graduated (see F below)        (F) [ ] 7 year graduated (see F below)

     (G) [ ] Other vesting                         (G) [ ] Other vesting
              (complete G1 below)                           (complete G2 below)

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003
                               (C) 2003 FMR Corp.
                              All rights reserved.

   YEARS OF
VESTING SERVICE                       APPLICABLE VESTING SCHEDULE(S)
---------------                       ------------------------------
                         C            D            E           F            Gl          G2
                        ----         ----         ----        ----         ----        ----
    0                     0%           0%           0%          0%         ___%        ___%
    1                     0%           0%           0%          0%         ___%        ___%
    2                     0%           0%          20%          0%         ___%        ___%
    3                   100%           0%          40%         20%         ___%        ___%
    4                   100%           0%          60%         40%         ___%        ___%
    5                   100%         100%          80%         60%         ___%        ___%
    6                   100%         100%         100%         80%         ___%        ___%
7 or more               100%         100%         100%        100%         100%        100%

            NOTE: A schedule elected under Gl or G2 above must be at least as favorable as one of the schedules in C, D, E or F above.

            NOTE: If the Plan is being amended to provide a more restrictive vesting schedule, the more favorable vesting schedule shall continue to apply to Participants who are Active Participants immediately prior to the later of (1) the effective date of the amendment or (2) the date the amendment is adopted.

      (c)   [ ]   A VESTING SCHEDULE MORE FAVORABLE THAN THE VESTING SCHEDULE(S)
                  SELECTED ABOVE APPLIES TO CERTAIN PARTICIPANTS. Please complete the Vesting Schedule Addendum to the Adoption
                  Agreement.

      (d) APPLICATION OF FORFEITURES - If a Participant forfeits any portion of his non-vested Account balance as provided in Section 6.02, 6.04, 6.07, or 11.08, such forfeitures shall be (check one):

            (1)   [ ]   N/A - Either (A) no Matching Employer Contributions
                        are made with respect to Deferral Contributions under the Plan and all other Employer Contributions are 100% vested when made or (B) there are no Employer
                        Contributions under the Plan.

            (2)   [X]   applied to reduce Employer contributions.

            (3)   [ ]   allocated among the Accounts of eligible Participants in
                        the manner provided in Section 1.11. (ONLY IF OPTION
                        1.11(A) OR (B) IS CHECKED.)

1.16  PREDECESSOR EMPLOYER SERVICE

      [X] SERVICE FOR PURPOSES OF ELIGIBILITY IN SUBSECTION 1.04(b) AND VESTING IN SUBSECTION 1.15(b) OF THIS PLAN SHALL INCLUDE SERVICE WITH THE FOLLOWING PREDECESSOR EMPLOYER(S):

         International Minerals and Chemical Corp.
         Western Ag Minerals Company

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003
                               (C) 2003 FMR Corp.
                              All rights reserved.

      Vigoro Corporation
      Harris Chemical North American, Inc.
      IMC Kalium Ogden, Inc.
      IMC Salt, Inc.
      IMC Chemicals, Inc.
      IMC Global, Inc.

1.17  PARTICIPANT LOANS

      PARTICIPANT LOANS (check one):

      (a)   [X]   ARE ALLOWED IN ACCORDANCE WITH ARTICLE 9 AND LOAN PROCEDURES
                  OUTLINED IN THE SERVICE AGREEMENT.

      (b)   [ ]   ARE NOT ALLOWED.

1.18  IN-SERVICE WITHDRAWALS

      PARTICIPANTS MAY MAKE WITHDRAWALS PRIOR TO TERMINATION OF EMPLOYMENT UNDER THE FOLLOWING CIRCUMSTANCES (check the appropriate box(es)):

      (a)   [X]   HARDSHIP WITHDRAWALS - Hardship withdrawals from a
                  Participant's Deferral Contributions Account shall be allowed in accordance with Section 10.05, subject to a $500 minimum amount.

      (b)   [X]   Age 59 1/2 - Participants shall be entitled to receive a
                  distribution of all or any portion of the following Accounts upon attainment of age 59 1/2 (check one):

            (1)   [X]   Deferral Contributions Account.

            (2)   [ ]   All vested account balances.

      (c)   WITHDRAWAL OF EMPLOYEE CONTRIBUTIONS AND ROLLOVER CONTRIBUTIONS -

            (1) Unless otherwise provided below, Employee Contributions may be withdrawn in accordance with Section 10.02 at any time.

                  (A)   [ ]   Employees may not make withdrawals of Employee
                              Contributions more frequently than:
                              __________________________________.

            (2)   Rollover Contributions may be withdrawn in accordance with
                  Section 10.03 at any time.

      (d)   [X]   PROTECTED IN-SERVICE WITHDRAWAL PROVISIONS - Check if the Plan
                  was converted by plan amendment or received transfer contributions from another defined contribution plan, and benefits under the other defined contribution plan were payable as (check the appropriate box(es)):

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003
                               (C) 2003 FMR Corp.
                              All rights reserved.

      (1)   [X]   an in-service withdrawal of vested employer contributions
                  maintained in a Participant's Account (check (A) and/or (B)):

            (A)   [X]   for at least 24 (24 or more) months.

                  (i)   [X]   Special restrictions applied to such in-service
                              withdrawals under the prior plan that the Employer wishes to continue under the Plan as restated hereunder. Please complete the Protected
                              In-Service Withdrawals Addendum to the Adoption
                              Agreement identifying the restrictions.

            (B)   [X]   after the Participant has at least 60 months of
                        participation.

                  (i)   [X]   Special restrictions applied to such in-service
                              withdrawals under the prior plan that the Employer wishes to continue under the Plan as restated hereunder. Please complete the Protected
                              In-Service Withdrawals Addendum to the Adoption
                              Agreement identifying the restrictions.

      (2)   [X]   another in-service withdrawal option that is a "protected
                  benefit" under Code Section 411(d)(6) or an in-service hardship withdrawal option not otherwise described in Section
                  1.18(a). Please complete the Protected In-Service Withdrawals
                  Addendum to the Adoption Agreement identifying the in-service withdrawal option(s).

1.19  FORM OF DISTRIBUTIONS

      SUBJECT TO SECTION 13.01, 13.02 AND ARTICLE 14, DISTRIBUTIONS UNDER THE PLAN SHALL BE PAID AS PROVIDED BELOW. (Check the appropriate box(es) and, if any forms of payment selected in (b), (c) and/or (d) apply only to a specific class of Participants, complete Subsection (b) of the Forms of Payment Addendum.)

      (a) LUMP SUM PAYMENTS - Lump sum payments are always available under the Plan.

      (b)   [X]   INSTALLMENT PAYMENTS - Participants may elect distribution under a systematic withdrawal plan (installments).

      (c)   [X]   ANNUITIES (Check if the Plan is retaining any annuity form(s)
                  of payment.)

            (1) An annuity form of payment is available under the Plan for the following reason(s) (check (A) and/or (B), as applicable):

                  (A)   [ ]   As a result of the Plan's receipt of a transfer of
                              assets from another defined contribution plan or pursuant to the Plan terms prior to the Amendment
                              Effective Date specified in Section 1.01(g)(2), benefits were previously payable in the form of an annuity that the Employer elects to continue to be offered as a form of payment under the Plan.

                  (B)   [X]   The Plan received a transfer of assets from a
                              defined benefit plan or another defined
                              contribution plan that was subject to the minimum funding requirements of Code Section 412 and therefore an annuity form of payment is a protected benefit under the

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003
                               (C) 2003 FMR Corp.
                              All rights reserved.

                        Plan in accordance with Code Section 411(d)(6).

      (2)   The normal form of payment under the Plan is (check (A) or (B)):

            (A)   [ ]   A lump sum payment.

                  (i)   Optional annuity forms of payment (check (I) and/or
                        (II), as applicable). (MUST CHECK AND COMPLETE (I) IF A LIFE ANNUITY IS ONE OF THE OPTIONAL ANNUITY FORMS OF PAYMENT UNDER THE PLAN.)

                        (I)   [ ]   A married Participant who elects an annuity
                                    form of payment shall receive a qualified
                                    joint and___ % (AT LEAST 50%) survivor
                                    annuity. An unmarried Participant shall
                                    receive a single life annuity, unless a
                                    different form of payment is specified
                                    below:
                                    _______________________________________

                        (II)  [ ]   Other annuity form(s) of payment. Please
                                    complete Subsection (a) of the Forms of
                                    Payment Addendum describing the other
                                    annuity form(s) of payment available under the Plan.

            (B)   [X]   A life annuity (complete (i) and (ii) and check (iii) if
                        applicable).

                  (i) The normal form for married Participants is a qualified joint and 50% (AT LEAST 50%) survivor annuity. The normal form for unmarried Participants is a single life annuity, unless a different annuity form is specified below:

                        Single Life Annuity

                  (ii) The qualified preretirement survivor annuity provided to a Participant's spouse is purchased with 50% (AT LEAST 50%) of the Participant's Account.

                  (iii) [ ]   Other annuity form(s) of payment. Please complete
                              Subsection (a) of the Forms of Payment Addendum describing the other annuity form(s) of payment available under the Plan.

(d)   [X]   OTHER NON-ANNUITY FORM(S) OF PAYMENT - As a result of the Plan's receipt of a transfer of assets from another plan or pursuant to the Plan terms prior to the Amendment Effective Date specified in 1.01(g)(2), benefits were previously payable in the following form(s) of payment not described in (a), (b) or (c) above and the Plan will continue to offer these form(s) of payment:

            _________________________________________

            In Kind Distributions of Company Stock

(e)   [ ]   ELIMINATED FORMS OF PAYMENT NOT PROTECTED UNDER CODE SECTION
            411(d)(6). Check if either (1) under the Plan terms prior to the Amendment Effective Date or (2) under the terms of another plan from which assets were transferred, benefits were payable in a form of payment that will cease to be offered after a specified

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003
                               (C) 2003 FMR Corp.
                              All rights reserved.

                  date. Please complete Subsection (c) of the Forms of Payment Addendum describing the forms of payment previously available and the effective date of the elimination of the form(s) of payment.

1.20  TIMING OF DISTRIBUTIONS

      EXCEPT AS PROVIDED IN SUBSECTION 1.20(a) OR (b) AND THE POSTPONED DISTRIBUTION ADDENDUM TO THE ADOPTION AGREEMENT, DISTRIBUTION SHALL BE MADE TO AN ELIGIBLE PARTICIPANT FROM HIS VESTED INTEREST IN HIS ACCOUNT AS SOON AS REASONABLY PRACTICABLE FOLLOWING THE DATE THE PARTICIPANT'S APPLICATION FOR DISTRIBUTION IS RECEIVED BY THE ADMINISTRATOR.

      (a)   REQUIRED COMMENCEMENT OF DISTRIBUTION - If a Participant does not elect to receive benefits as of an earlier date, as permitted under the Plan, distribution of a Participant's Account shall begin as of the Participant's Required Beginning Date.

      (b)   [ ]   POSTPONED DISTRIBUTIONS - Check if the Plan was converted by plan amendment from another defined contribution plan that provided for the postponement of certain distributions from the Plan to eligible Participants and the Employer wants to continue to administer the Plan using the postponed distribution provisions. Please complete the Postponed
                  Distribution Addendum to the Adoption Agreement indicating the types of distributions that are subject to postponement and the period of postponement.

            NOTE: An Employer may not provide for postponement of distribution to a Participant beyond the 60th day following the close of the Plan Year in which (1) the Participant attains Normal Retirement Age under the Plan, (2) the Participant's 10th anniversary of participation in the Plan occurs, or (3) the Participant's employment terminates, whichever is latest.

1.21  TOP HEAVY STATUS

      (a)   THE PLAN SHALL BE SUBJECT TO THE TOP-HEAVY PLAN REQUIREMENTS OF
            ARTICLE 15 (check one):

            (1)   [ ]   for each Plan Year, whether or not the Plan is a
                        "top-heavy plan" as defined in Subsection 15.01(f).

            (2)   [X]   for each Plan Year, if any, for which the Plan is a
                        "top-heavy plan" as defined in Subsection 15.01(f).

            (3)   [ ]   Not applicable. (CHOOSE ONLY IF PLAN COVERS ONLY
                        EMPLOYEES SUBJECT TO A COLLECTIVE BARGAINING AGREEMENT.)

      (b) IN DETERMINING WHETHER THE PLAN IS A "TOP-HEAVY PLAN" FOR AN EMPLOYER WITH AT LEAST ONE DEFINED BENEFIT PLAN, THE FOLLOWING ASSUMPTIONS SHALL APPLY:

            (1)   [ ]   Interest rate: ______________% per annum.

            (2)   [ ]   Mortality table: _________________.

            (3)   [ ]   Not applicable. (CHOOSE ONLY IF EITHER (A) PLAN COVERS
                        ONLY EMPLOYEES SUBJECT TO A COLLECTIVE BARGAINING
                        AGREEMENT OR (B) EMPLOYER DOES NOT MAINTAIN AND HAS NOT
                        MAINTAINED ANY DEFINED BENEFIT PLAN DURING THE FIVE-YEAR
                        PERIOD ENDING ON THE APPLICABLE "DETERMINATION DATE", AS
                        DEFINED IN SUBSECTION 15.01(a).)

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003

                               (C)2003 FMR Corp.
                              All rights reserved.

      (c) IF THE PLAN IS OR IS TREATED AS A "TOP-HEAVY PLAN " FOR A PLAN YEAR, EACH NON-KEY EMPLOYEE SHALL RECEIVE AN EMPLOYER CONTRIBUTION OF AT LEAST 3.0 (3, 4, 5, OR 71/2)% OF COMPENSATION FOR THE PLAN YEAR IN ACCORDANCE WITH SECTION 15.03. THE MINIMUM EMPLOYER CONTRIBUTION PROVIDED IN THIS SUBSECTION 1.21(c) SHALL BE MADE UNDER THIS PLAN ONLY IF THE PARTICIPANT IS NOT ENTITLED TO SUCH CONTRIBUTION UNDER ANOTHER QUALIFIED PLAN OF THE EMPLOYER, UNLESS THE EMPLOYER ELECTS OTHERWISE BELOW:

            (1)   [ ]   The minimum Employer Contribution shall be paid under
                        this Plan in any event.

            (2)   [ ]   Another method of satisfying the requirements of Code
                        Section 416. Please complete the 416 Contribution
                        Addendum to the Adoption Agreement describing the way in which the minimum contribution requirements will be satisfied in the event the Plan is or is treated as a "top-heavy plan".

            (3)   [ ]   Not applicable. (CHOOSE ONLY IF PLAN COVERS ONLY
                        EMPLOYEES SUBJECT TO A COLLECTIVE BARGAINING AGREEMENT.)

            NOTE: The minimum Employer contribution may be less than the percentage indicated in Subsection 1.21(c) above to the extent provided in Section 15.03.

      (d) IF THE PLAN IS OR IS TREATED AS A "TOP-HEAVY PLAN" FOR A PLAN YEAR, THE FOLLOWING VESTING SCHEDULE SHALL APPLY INSTEAD OF THE SCHEDULE(S) ELECTED IN SUBSECTION 1.15(b)FOR SUCH PLAN YEAR AND EACH PLAN YEAR THEREAFTER (check one):

            (1)   [ ]   Not applicable. (CHOOSE ONLY IF EITHER (A) PLAN PROVIDES
                        FOR NONELECTIVE EMPLOYER CONTRIBUTIONS AND THE SCHEDULE
                        ELECTED IN SUBSECTION 1.15(b)(1) IS AT LEAST AS
                        FAVORABLE IN ALL CASES AS THE SCHEDULES AVAILABLE BELOW
                        OR (b) PLAN COVERS ONLY EMPLOYEES SUBJECT TO A
                        COLLECTIVE BARGAINING AGREEMENT.)

            (2)   [ ]   100% vested after ________ (NOT IN EXCESS OF 3) years of
                        Vesting Service.

            (3)   [X]   Graded vesting:

                               VESTING         MUST BE
YEARS OF VESTING SERVICE     PERCENTAGE       AT LEAST
------------------------     ----------       --------
           0                    0.00%             0%
           1                    0.00%             0%
           2                   20.00%            20%
           3                   40.00%            40%
           4                   60.00%            60%
           5                  100.00%            80%
       6 or more              100.00%           100%

                  NOTE: If the Plan provides for Nonelective Employer Contributions and the schedule elected in Subsection 1.15(b)(1) is more favorable in all cases than the schedule elected in Subsection 1.21(d) above, then the schedule in Subsection 1.15(b)(1) shall continue to apply even in Plan Years in which the Plan is a "top-heavy plan".

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003

                               (C)2003 FMR Corp.
                              All rights reserved.

1.22  CORRECTION TO MEET 415 REQUIREMENTS UNDER MULTIPLE DEFINED CONTRIBUTION
      PLANS

      If the Employer maintains other defined contribution plans, annual additions to a Participant's Account shall be limited as provided in
      Section 6.12 of the Plan to meet the requirements of Code Section 415, unless the Employer elects otherwise below and completes the 415 Correction Addendum describing the order in which annual additions shall be limited among the plans.

      (a)   [ ]   OTHER ORDER FOR LIMITING ANNUAL ADDITIONS

1.23  INVESTMENT DIRECTION

      INVESTMENT DIRECTIONS - Participant Accounts shall be invested (check one):

      (a)   [ ]   in accordance with the investment directions provided to the
                  Trustee by the Employer for allocating all Participant
                  Accounts among the Options listed in the Service Agreement.

      (b)   [X]   in accordance with the investment directions provided to the
                  Trustee by each Participant for allocating his entire Account among the Options listed in the Service Agreement.

      (c)   [ ]   in accordance with the investment directions provided to the
                  Trustee by each Participant for all contribution sources in his Account, except that the following sources shall be invested in accordance with the investment directions provided by the Employer (check (1) and/or (2)):

            (1)   [ ]   Nonelective Employer Contributions

            (2)   [ ]   Matching Employer Contributions

                  The Employer must direct the applicable sources among the same investment options made available for Participant directed sources listed in the Service Agreement.

1.24  RELIANCE ON OPINION LETTER

      An adopting Employer may rely on the opinion letter issued by the Internal Revenue Service as evidence that this Plan is qualified under Code Section 401 only to the extent provided in Announcement 2001-77, 2001-30 I.R.B. The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to this Plan and in Announcement 2001-77. In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service. Failure to fill out the Adoption Agreement properly may result in disqualification of the Plan.

      This Adoption Agreement may be used only in conjunction with Fidelity Basic Plan Document No. 02. The Prototype Sponsor shall inform the adopting Employer of any amendments made to the Plan or of the discontinuance or abandonment of the prototype plan document.

1.25  PROTOTYPE INFORMATION:

      Name of Prototype Sponsor:     Fidelity Management & Research Company
      Address of Prototype Sponsor:  82 Devonshire Street

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003

                               (C)2003 FMR Corp.
                              All rights reserved.

                                Boston, MA 02109

      Questions regarding this prototype document may be directed to the following telephone number: 1-800-343-9184.

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003

                               (C)2003 FMR Corp.
                              All rights reserved.

                                 EXECUTION PAGE
                                (FIDELITY'S COPY)

      IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 27th day of December, 2004.

                  Employer:   Compass Minerals International, Inc.

                  By:          /s/ Victoria Heider

                  Title:      Vice President, Human Resources


                  Employer:   __________________________________________

                  By:         __________________________________________

                  Title:      __________________________________________

      Accepted by:

      Fidelity Management Trust Company, as Trustee

      By:     /s/ Michael G. Skinner                Date: 1-11-2005

      Title:  Authorized Signatory

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003

                               (C)2003 FMR Corp.
                              All rights reserved.

                                 EXECUTION PAGE
                                (EMPLOYER'S COPY)

      IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 27th day of December, 2004.

                  Employer:   Compass Minerals International, Inc.

                  By:         /s/ Victoria Heider

                  Title:      Vice President, Human Resources


                  Employer:   __________________________________________

                  By:         __________________________________________

                  Title:      __________________________________________

      Accepted by:

      Fidelity Management Trust Company, as Trustee

      By:     /s/ Michael G. Skinner                Date: 1-11-2005

      Title:  Authorized Signatory

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003

                               (C)2003 FMR Corp.
                              All rights reserved.

                            AMENDMENT EXECUTION PAGE

      This page is to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to this execution page.

      The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

    Section Amended                 Page                 Effective Date
    ---------------                 ----                 --------------
________________________     ____________________     ______________________
________________________     ____________________     ______________________
________________________     ____________________     ______________________
________________________     ____________________     ______________________
________________________     ____________________     ______________________

      IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this___day of __________, ____.

Employer: ___________________________   Employer: _____________________________

By:       ___________________________   By:       _____________________________

Title:    ___________________________   Title:    _____________________________

Accepted by:

Fidelity Management Trust Company, as Trustee

By:    ________________________________         Date: _______________

Title: ________________________________

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003

                               (C)2003 FMR Corp.
                              All rights reserved.

                                    ADDENDUM

                           RE: SPECIAL EFFECTIVE DATES
                                       FOR

PLAN NAME:  Compass Minerals International, Inc. Savings Plan

(a)   [ ]   SPECIAL EFFECTIVE DATES FOR OTHER PROVISIONS - The following provisions (e.g., new eligibility requirements, new contribution formula, etc.) shall be effective as of the dates specified herein:

            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________

(b)   [X]   PLAN MERGER EFFECTIVE DATES - The following plan(s) were merged into the Plan after the Effective Date indicated in Subsection 1.01(g)(l) or (2), as applicable. The provisions of the Plan are effective with respect to the merged plan(s) as of the date(s) indicated below:

      (1)   Name of merged plan: _______________________________________________

            Compass Minerals Group Retirement Savings and Investment Plan for Hourly Employees

            ____________________________________________________________________

            Effective date: 7/20/2004

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003

                               (C) 2003 FMR Corp.
                              All rights reserved.

      (2)   Name of merged plan:

            Compass Minerals Group Retirement Savings and Investment Plan for Hourly Employees.

            Effective date: 12/31/2004

      (3)   Name of merged plan: _______________________________________________

            ____________________________________________________________________
            ____________________________________________________________________

            Effective date: _____________________________

      (4)   Name of merged plan: _______________________________________________

            ____________________________________________________________________
            ____________________________________________________________________

            Effective date: _____________________________

      (5)   Name of merged plan: _______________________________________________

            ____________________________________________________________________
            ____________________________________________________________________

            Effective date: _____________________________

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003

                               (C) 2003 FMR Corp.
                              All rights reserved.

                                    ADDENDUM

                 RE: SAFE HARBOR MATCHING EMPLOYER CONTRIBUTION
                                       FOR

PLAN NAME: Compass Minerals International, Inc. Savings Plan

(a)   SAFE HARBOR MATCHING EMPLOYER CONTRIBUTION FORMULA

      NOTE: Matching Employer Contributions made under this Option must be 100% vested when made and may only be distributed because of death, disability, separation from service, age 59 1/2, or termination of the Plan without the establishment of a successor plan. In addition, each Plan Year, the Employer must provide written notice to all Active Participants of their rights and obligations under the Plan.

      (1)   [ ]   100% of the first 3% of the Active Participant's Compensation contributed to the Plan and 50% of the next 2% of the Active
                  Participant's Compensation contributed to the Plan.

            (A)   [ ]   Safe harbor Matching Employer Contributions shall not be
                        made on behalf of Highly Compensated Employees.

            NOTE: If the Employer selects this formula and does not elect Option 1.10(b), Additional Matching Employer Contributions, Matching Employer Contributions will automatically meet the safe harbor contribution requirements for deemed satisfaction of the "ACP" test. (Employee Contributions must still be tested.)

      (2)   [X]   Other Enhanced Match:

            100.00% of the first 3% of the Active Participant's Compensation contributed to the Plan

50.00% of the next 3% of the Active Participant's Compensation contributed to the Plan

            NOTE: To satisfy the safe harbor contribution requirement for the "ADP" test, the percentages specified above for Matching Employer Contributions may not increase as the percentage of Compensation contributed increases, and the aggregate amount of Matching Employer Contributions at such rates must at least equal the aggregate amount of Matching Employer Contributions which would be made under the percentages described in (a)(1) of this Addendum.

            (A)   [ ]   Safe harbor Matching Employer Contributions shall not be
                        made on behalf of Highly Compensated Employees.

            (B)   [ ]   The formula specified above is also intended to satisfy
                        the safe harbor contribution requirement for deemed satisfaction of the "ACP" test with respect to Matching
                        Employer Contributions. (Employee Contributions must still be tested.)

                  NOTE: To satisfy the safe harbor contribution requirement for the "ACP" test, the Deferral Contributions and/or Employee Contributions matched cannot exceed 6% of a Participant's Compensation.

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003

                               (C) 2003 FMR Corp.
                              All rights reserved.

                                    ADDENDUM

                RE: SAFE HARBOR NONELECTIVE EMPLOYER CONTRIBUTION
                                       FOR

PLAN NAME:  Compass Minerals International, Inc. Savings Plan

(a)   SAFE HARBOR NONELECTLVE EMPLOYER CONTRIBUTION ELECTION

      (1)   [ ]   For each Plan Year, the Employer shall contribute for each eligible Active Participant an amount equal to ___________%
                  (NOT LESS THAN 3% NOR MORE THAN 15%) of such Active
                  Participant's Compensation.

      (2)   [ ]   The Employer may decide each Plan Year whether to amend the
                  Plan by electing and completing (A) below to provide for a contribution on behalf of each eligible Active Participant in an amount equal to at least 3% of such Active Participant's
                  Compensation.

            NOTE: An Employer that has selected Subsection (a)(2) above must amend the Plan by electing (A) below and completing the Amendment Execution Page no later than 30 days prior to the end of each Plan Year for which safe harbor Nonelective Employer Contributions are being made.

            (A)   [ ]   For the Plan Year beginning ___________, the Employer
                        shall contribute for each eligible Active Participant an amount equal to % (not less than 3% nor more than 15%) of such Active Participant's Compensation.

      NOTE: Safe harbor Nonelective Employer Contributions must be 100% vested when made and may only be distributed because of death, disability, separation from service, age 59 1/2, or termination of the Plan without the establishment of a successor plan. In addition, each Plan Year, the Employer must provide written notice to all Active Participants of their rights and obligations under the Plan.

(b)   [ ]   Safe harbor Nonelective Employer Contributions shall not be made on behalf of Highly Compensated Employees.

(c)   [ ]   In conjunction with its election of the safe harbor described above, the Employer has elected to make Matching Employer Contributions under Subsection 1.10 that are intended to meet the requirements for deemed satisfaction of the "ACP" test with respect to Matching
            Employer Contributions.

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003

                               (C) 2003 FMR Corp.
                              All rights reserved.

                                    ADDENDUM

                      RE: PROTECTED IN-SERVICE WITHDRAWALS
                                       FOR

PLAN NAME: Compass Minerals International, Inc. Savings Plan

(a) RESTRICTIONS ON IN-SERVICE WITHDRAWALS OF AMOUNTS HELD FOR SPECIFIED PERIOD - The following restrictions apply to in-service withdrawals made in accordance with Subsection 1.18(d)(1)(A) (CANNOT INCLUDE ANY MANDATORY SUSPENSION OF CONTRIBUTIONS RESTRICTION):

      24 month withdrawals exclude Cote Blanche Employees

      __________________________________________________________________________
      __________________________________________________________________________
      __________________________________________________________________________
      __________________________________________________________________________

(b) RESTRICTIONS ON IN-SERVICE WITHDRAWALS BECAUSE OF PARTICIPATION IN PLAN FOR 60 OR MORE MONTHS - The following restrictions apply to in-service withdrawals made in accordance with Subsection 1.18(d)(1)(B) (CANNOT INCLUDE ANY MANDATORY SUSPENSION OF CONTRIBUTIONS RESTRICTION):

      60 month withdrawals exclude Cote Blanche Employees

      __________________________________________________________________________
      __________________________________________________________________________
      __________________________________________________________________________
      __________________________________________________________________________

(c)   [X]   OTHER IN-SERVICE HARDSHIP WITHDRAWAL PROVISIONS - In-service hardship withdrawals are permitted from a Participant's Deferral
            Contributions Account and the other sub-accounts specified below, subject to the conditions otherwise applicable to hardship withdrawals from a Participant's Deferral Contributions Account:

            Match Employer Contribution for Hardship Withdrawals

            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003

                               (C) 2003 FMR Corp.
                              All rights reserved.

(d)   [X]   OTHER IN-SERVICE WITHDRAWAL PROVISIONS - In-service withdrawals from a Participant's Accounts specified below shall be available to Participants who satisfy the requirements also specified below:

            Match Employer Contribution for Age 591/2 In-Service Withdrawals for all participants except for Kenosha and Cote Blanche participants.

            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________

      (1)   [ ]   The following restrictions apply to a Participant's Account following an in-service withdrawal made pursuant to (d) above
                  (CANNOT INCLUDE ANY MANDATORY SUSPENSION OF CONTRIBUTIONS
                  RESTRICTION):

            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003

                               (C) 2003 FMR Corp.
                              All rights reserved.

                                    ADDENDUM

                              RE: FORMS OF PAYMENT
                                       FOR

PLAN NAME: Compass Minerals International, Inc. Savings Plan

(a) The following optional forms of annuity will continue to be offered under the Plan:

      _______________________________________________________

(b) The forms of payment described in Section 1.19(b), (c) and/or (d) apply to the following class(es) of Participants:

      Life Annuity is an available payment option only for the following class:
      Harris Target Benefit, Prior Pension, Kal Pension, Participants from the IMC Global Retirement Savings & Investment Plan (formally known as the North American Salt Co. Retirement Savings & Investment Plan for Hourly Employees).

      NOTE: Please indicate if different classes of Participants are subject to different forms of payment.

(c) The following forms of payment were previously available under the Plan but will be eliminated as of the date specified in subsection (4) below (check the applicable (box(es) and complete (4)):

      (1)   [ ]   INSTALLMENT PAYMENTS.

      (2)   [ ]   ANNUITIES.

            (A)   [ ]   The normal form of payment under the Plan was a lump sum
                        and all optional annuity forms of payment not listed under Section 1.19(c)(2)(A)(i) are eliminated. The eliminated forms of payment include the following:

            (B)   [ ]   The normal form of payment under the Plan was a life
                        annuity and all annuity forms of payment not listed under Section 1.19(c)(2)(B) are eliminated. (COMPLETE
                        (i) AND (ii) AND, IF APPLICABLE, (iii).)

                        (i) The normal form for married Participants was a qualified joint and _______% (AT LEAST 50%) survivor annuity. The normal form for unmarried Participants was a single life annuity, unless a different form is specified below:

                              ________________________________

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003

                               (C) 2003 FMR Corp.
                              All rights reserved.

                        (ii) The qualified preretirement survivor annuity provided to a Participant's spouse was purchased with__% (AT LEAST 50%) of the Participant's Account.

                        (iii) The other annuity form(s) of payment previously
                              available under the Plan included the following:

      (3)   [ ]   OTHER NON-ANNUITY FORMS OF PAYMENT. All other non-annuity
                  forms of payment that are not listed in Section 1.19(d) but that were previously available under the Plan are eliminated.
                  The eliminated non-annuity forms of payment include the following:

                  _______________________________

      (4) The form(s) of payment described in this Subsection (c) will not be offered to Participants who have an Annuity Starting Date which occurs on or after_____________(CANNOT BE EARLIER THAN SEPTEMBER 6,
            2000). Notwithstanding the date entered above, the forms of payment described in this Subsection (c) will continue to be offered to Participants who have an Annuity Starting Date that occurs (1) within 90 days following the date the Employer provides affected Participants with a summary that satisfies the requirements of 29 CFR 2520.104b-3 and that notifies them of the elimination of the applicable form(s) of payment, but (2) no later than the first day of the second Plan Year following the Plan Year in which the amendment eliminating the applicable form(s) of payment is adopted.

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003

                               (C) 2003 FMR Corp.
                              All rights reserved.

                                    ADDENDUM

                              RE: VESTING SCHEDULE
                                       FOR

PLAN NAME:  Compass Minerals International, Inc. Savings Plan

(a)   MORE FAVORABLE VESTING SCHEDULE

      (1) The following vesting schedule applies to the class of Participants described in (a)(2) below:

            _________________________________________________________________

            _________________________________________________________________

            _________________________________________________________________

      (2) The vesting schedule specified in (a)(1) above applies to the following class of Participants:

            _________________________________________________________________

(b)   [ ]   ADDITIONAL VESTING SCHEDULE

      (1) The following vesting schedule applies to the class of Participants described in (b)(2) below:

            _________________________________________________________________

            _________________________________________________________________

            _________________________________________________________________

      (2) The vesting schedule specified in (b)(1) above applies to the following class of Participants:

            _________________________________________________________________

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003
                               (C)2003 FMR Corp.
                              All rights reserved.

                                    ADDENDUM

                           RE: POSTPONED DISTRIBUTIONS
                                      FOR

PLAN NAME:  Compass Minerals International, Inc. Savings Plan

POSTPONEMENT OF CERTAIN DISTRIBUTIONS TO ELIGIBLE PARTICIPANTS - The types of distributions specified below to eligible Participants of their vested interests in their Accounts shall be postponed for the period also specified below:

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

Notwithstanding the foregoing, if the Employer selected an Early Retirement Age in Subsection 1.14(b) that is the later of an attained age or completion of a specified number of years of Vesting Service, any Participant who terminates employment on or after completing the required number of years of Vesting Service, but before attaining the required age shall be eligible to commence distribution of his vested interest in his Account upon attaining the required age.

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003
                               (C)2003 FMR Corp.
                              All rights reserved.

                                    ADDENDUM

                               RE: 415 CORRECTION
                                       FOR

PLAN NAME:  Compass Minerals International, Inc. Savings Plan

(a) OTHER FORMULA FOR LIMITING ANNUAL ADDITIONS TO MEET 415 - If the Employer, or any employer required to be aggregated with the Employer under Code
      Section 415, maintains any other qualified defined contribution plans or any "welfare benefit fund", "individual medical account", or "simplified medical account", annual additions to such plans shall be limited as follows to meet the requirements of Code Section 415:

      _______________________________________________________________

      _______________________________________________________________

      _______________________________________________________________

      _______________________________________________________________

      _______________________________________________________________

      _______________________________________________________________

      _______________________________________________________________

      _______________________________________________________________

      _______________________________________________________________

      _______________________________________________________________

      _______________________________________________________________

      _______________________________________________________________

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003
                               (C)2003 FMR Corp.
                              All rights reserved.

                                    ADDENDUM

                              RE: 416 CONTRIBUTION
                                       FOR

PLAN NAME:  Compass Minerals International, Inc. Savings Plan

(a) OTHER METHOD OF SATISFYING THE REQUIREMENTS OF 416 - If the Employer, or any employer required to be aggregated with the Employer under Code
      Section 416, maintains any other qualified defined contribution or defined benefit plans, the minimum benefit requirements of Code Section 416 shall be satisfied as follows:

      _______________________________________________________________

      _______________________________________________________________

      _______________________________________________________________

      _______________________________________________________________

      _______________________________________________________________

      _______________________________________________________________

      _______________________________________________________________

      _______________________________________________________________

      _______________________________________________________________

      _______________________________________________________________

      _______________________________________________________________

      _______________________________________________________________

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003
                               (C)2003 FMR Corp.
                              All rights reserved.

        THE CORPORATEPLAN FOR RETIREMENT(SM) (PROFIT SHARING/401(K) PLAN)
                         ADDENDUM TO ADOPTION AGREEMENT
                       FIDELITY BASIC PLAN DOCUMENT NO. 02

    RE: ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 ("EGTRRA")
                                 AMENDMENTS FOR

PLAN NAME: COMPASS MINERALS INTERNATIONAL, INC. SAVINGS PLAN

PREAMBLE

ADOPTION AND EFFECTIVE DATE OF AMENDMENT. This amendment of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided below, this amendment shall be effective as of the first day of the first plan year beginning after December 31,2001.

SUPERSESSION OF INCONSISTENT PROVISIONS. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

(a) CATCH-UP CONTRIBUTIONS. The Employer must select either (1) or (2) below to indicate whether eligible Participants age 50 or older by the end of a calendar year will be permitted to make catch-up contributions to the Plan, as described in Section 5.03(b)(1):

      (1) [X] Catch-up contributions shall apply effective January 1, 2002, unless a later effective date is specified herein, 01/09/2004.

      (2)   [ ] Catch-up contributions shall not apply.

      NOTE: The Employer must NOT select (a)(1) above unless all plans of all employers treated, with the Employer, as a single employer under subsections (b), (c), (m), or (o) of Code Section 414 also permit catch up contributions (except a plan maintained by the Employer that is qualified under Puerto Rico law), as provided in Code Section 414(v)(4) and IRS guidance issued thereunder. The effective date applicable to catch-up contributions must likewise be consistent among all plans described immediately above, to the extent required in Code Section 414(v)(4) and IRS guidance issued thereunder.

(b) PLAN LIMIT ON ELECTIVE DEFERRAL FOR PLANS PERMITTING CATCH-UP CONTRIBUTIONS. This Section (b) is inapplicable if the Plan converted to this Fidelity document from any other document effective after April 1, 2002.

      For Plans that permit catch-up contributions beginning on or before April 1,2002, pursuant to (a)(1) above, the 60% Plan Limit described in Section 5.03(b)(2) shall apply beginning April 1, 2002, unless (b)(1) or (b)(2) is selected below. For Plans that permit catch up contributions beginning after April 1, 2002, pursuant to (a)(1) above, the Plan Limit set out in
      Section 1.07(a)(1) shall continue to apply unless and until the Employer's election in (b)(2) below, if any, provides for a change in the Plan Limit.

      (1)   [ ]   The Plan Limit set out in Section 1.07(a)(1) shall continue to apply on and after April 1,2002.

      (2)   [ ]   The Plan Limit set out in Section 1.07(a)(1) shall continue to apply until_______________(cannot be before April 1, 2002), and the Plan Limit after that date shall be__% of Compensation each payroll period.

(c) MATCHING EMPLOYER CONTRIBUTIONS ON CATCH-UP CONTRIBUTIONS. The Employer must select the box below only if the Employer selected (a)(1) above, and the Employer wants to provide Matching Employer Contributions on catch-up contributions. In that event, the same rules that apply to Matching Employer Contributions on Deferral Contributions other

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003
                               (C)2003 FMR Corp.
                              All rights reserved.

      than catch-up contributions will apply to Matching Employer Contributions on catch-up contributions.

      [ ] Notwithstanding anything in 2.01(1) to the contrary, Matching Employer Contributions under Section 1.10 shall apply to catch-up contributions described in Section 5.03(b)(1).

(d) VESTING OF MATCHING EMPLOYER CONTRIBUTIONS. Complete this section (d) only if the vesting schedule for Matching Employer Contributions under the Plan must be amended to comply with EGTRRA. This is the case if, in the absence of an amendment, the vesting schedule for Matching Employer Contributions would not be at least as rapid as Three-Year Cliff or Six-Year Graded Vesting, effective for Participants with at least one Hour of Service on or after the first Plan Year beginning after December 31, 2001, subject to the rule described in (2) below. Complete (d)(1) to specify the new vesting schedule; any vesting schedule changes must conform to the requirements of Section 16.04 of the Plan. Only complete (d)(2) if your Plan is maintained pursuant to a collective bargaining agreement ratified by June 7, 2001. Complete (d)(3) if the Employer wants to apply the vesting schedule selected in (d)(1) to only the portion of a Participant's accrued benefits derived from Matching Employer Contributions for Plan Years beginning after December 31, 2001.

      (1) VESTING SCHEDULE FOR MATCHING EMPLOYER CONTRIBUTIONS. Unless the Employer checks the box in (d)(3) of this EGTRRA Amendments Addendum, the Vesting Schedule set forth below shall apply to all accrued benefits derived from Matching Employer Contributions for Participants who complete an Hour of Service under the Plan in a Plan Year beginning after December 31,2001, regardless of the Plan Year for which such contributions are made, subject to the Employer's election of a later effective date as indicated in (d)(2) below:

            [ ]   100% Vesting immediately

            [ ]   3-Year Cliff (see C below)

            [ ]   6-Year Graded (see E below)

            [ ] Other Vesting Schedule (complete G3 below, but must be at least as favorable as either C or E)

                           APPLICABLE VESTING SCHEDULE

   YEARS OF
VESTING SERVICE    C      E      G3
---------------   ----   ----   ----
      0             0%    0%      _%

      1             0%    0%      _%

      2             0%   20%      _%

      3           100%   40%      _%

      4           100%   60%      _%

      5           100%   80%      _%

 6 or more        100%  100%    100%

      (2) DELAYED EFFECTIVE DATE FOR PLANS SUBJECT TO COLLECTIVE BARGAINING. If the plan is maintained pursuant to one or more collective bargaining agreements ratified by June 7, 2001, the effective date for faster vesting of Matching Employer Contributions for Participants covered by such a collective bargaining agreement can be delayed by checking the box below and inserting the effective date, which is the first day of the first Plan Year beginning on or after the earlier of (i) January 1, 2006, or (ii) the later of the date on which the last of the collective bargaining agreements described above terminates (without regard to any extension on or after June 7, 2001), or January 1, 2002.

            [ ] The vesting schedule elected by the Employer in (d)(1) above shall apply to those Participants covered by a collective bargaining agreement(s) ratified by June 7, 2001, who have at least one Hour of Service on or after ____________________. Unless the Employer selects the box in (d)(3) below, the vesting schedule selected in (d)(1) above shall

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003
                               (C)2003 FMR Corp.
                              All rights reserved.

                  apply to the entire accrued benefit derived from Matching Employer Contributions of such Participants with an Hour of Service in a Plan Year beginning on or after the date specified herein. For all other Participants, the vesting schedule shall apply as of the date and in the manner described in (d)(1) and, where applicable,(d)(3).

      (3) GRANDFATHERED APPLICATION OF PRIOR VESTING SCHEDULE. The Employer must check the box below only if the Employer wants to grandfather an existing vesting schedule and apply the vesting schedule that the Employer selected in (d)(1) above to only that portion of a Participant's accrued benefit derived from Matching Employer Contributions for Plan Years beginning after December 31, 2001, (and/or for Plan Years beginning on or after the date specified in (d)(2), for any Participants subject to (d)(2), if selected by the Employer).

            [ ] The Vesting Schedule in (d)(1) above shall apply only to the portion of a Participant's accrued benefits derived from Matching Employer Contributions under the Plan in a Plan Year beginning after December 31, 2001, or such later date applicable to the Participant if specified in (d)(2) above.

(e) ROLLOVERS OF AFTER-TAX EMPLOYEE CONTRIBUTIONS TO THE PLAN. The Employer must mark the box below only if the Employer does not want the Plan to accept Participant Rollover Contributions of qualified plan after-tax employee contributions, as described in Section 5.06, which would otherwise be effective for distributions after December 31, 2001:

      [ ] Participant Rollover Contributions or direct rollovers of qualified plan after-tax employee contributions shall not be accepted by the Plan at any time.

(f) APPLICATION OF THE SAME DESK RULE. The Employer must mark the box below only if the Employer wants to discontinue the application of the same desk rule set forth in Section 12.01(a).

      [X] Effective for distributions from the Plan after December 31,2001, or such later date as specified herein 01/01/2002, a Participant's elective deferrals, qualified nonelective contributions and qualified matching contributions, if applicable, and earnings attributable to such amounts shall be distributable, upon a severance from employment as described in Section 12.01(b), effective only for severances occurring after___________(or, if no date is entered, regardless of when the severance occurred).

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003
                               (C)2003 FMR Corp.
                              All rights reserved.

                               AMENDMENT EXECUTION

                               (FIDELITY'S COPY)

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this 27th day of December, 2004.

EMPLOYER: Compass Minerals International, Inc. EMPLOYER:________________________

By:      /s/ Victoria Heider                   By:      ________________________

Title:   Vice President, Human Resources       Title:   ________________________

ACCEPTED BY: Fidelity Management Trust Company, as Trustee

By:      /s/ Michael G. Skinner          Date:    1-11-2005

Title:   Authorized Signatory

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003

                               (C)2003 FMR Corp.
                              All rights reserved.

                               AMENDMENT EXECUTION
                                (EMPLOYER'S COPY)

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this 27th day of December, 2004.

EMPLOYER: Compass Minerals International, Inc. EMPLOYER:________________________

By:      /s/ Victoria Heider                   By:      ________________________

Title:   Vice President, Human Resources       Title:   ________________________

ACCEPTED BY: Fidelity Management Trust Company, as Trustee

By:      /s/ Michael G. Skinner          Date:    1-11-2005

Title:   Authorized Signatory

Plan Number: 48295
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      10/09/2003

                               (C)2003 FMR Corp.
                              All rights reserved.